                                                               SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Municipal Income Trust, Invesco California Municipal Securities, Invesco California Quality Municipal Securities, Invesco High Yield Investments Fund, Inc., Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities, Invesco Value Municipal Bond Trust, Invesco Value Municipal Income Trust, Invesco Value Municipal Securities, Invesco Value Municipal Trust, and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

   For purposes of the paragraph above, the following terms shall have the following meanings:

   (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

   (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA MUNICIPAL INCOME TRUST
INVESCO CALIFORNIA MUNICIPAL SECURITIES
INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
INVESCO HIGH YIELD INVESTMENTS FUND, INC.
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
INVESCO MUNICIPAL PREMIUM INCOME TRUST
INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
INVESCO QUALITY MUNICIPAL SECURITIES
INVESCO VALUE MUNICIPAL BOND TRUST

INVESCO VALUE MUNICIPAL INCOME TRUST
INVESCO VALUE MUNICIPAL SECURITIES
INVESCO VALUE MUNICIPAL TRUST
SHORT-TERM INVESTMENTS TRUST
on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

     AIM EQUITY FUNDS
      (INVESCO EQUITY                                                        EFFECTIVE EXPIRATION
          FUNDS)                           WAIVER DESCRIPTION                  DATE       DATE
---------------------------- ----------------------------------------------- --------- ----------
Invesco Constellation Fund   Invesco will waive advisory fees to the extent  3/27/2006 12/31/2012 necessary so that advisory fees Invesco
                             receives do not exceed the annualized rates
                             listed below.
                             0.695% of the first $250M
                             0.615% of the next $4B
                             0.595% of the next $750M
                             0.57% of the next $2.5B
                             0.545% of the next $2.5B
                             0.52% of the excess over $10B

    AIM TREASURER'S
     SERIES TRUST
 (INVESCO TREASURER'S                                                       EFFECTIVE EXPIRATION
     SERIES TRUST)                      WAIVER DESCRIPTION                    DATE       DATE
------------------------ -------------------------------------------------- --------- ----------
Premier Portfolio        Invesco will waive advisory fees in the amount of
                         0.07% of the Fund's average daily net assets       2/1/2011  12/31/2012
Premier U.S. Government  Invesco will waive advisory fees in the amount of
Money Portfolio          0.07% of the Fund's average daily net assets       2/1/2011  12/31/2012

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                           EFFECTIVE DATE   COMMITTED UNTIL
---------                                          ----------------- ---------------
Invesco California Tax-Free Income Fund            February 12, 2010  June 30, 2013
Invesco Core Plus Bond Fund                          June 2, 2009     June 30, 2013
Invesco Equally-Weighted S&P 500 Fund              February 12, 2010  June 30, 2013
Invesco Floating Rate Fund                           July 1, 2007     June 30, 2013
Invesco S&P 500 Index Fund                         February 12, 2010  June 30, 2013
Invesco Global Real Estate Income Fund               July 1, 2007     June 30, 2013
Invesco U.S. Quantitative Core Fund                  July 1, 2007     June 30, 2013
Invesco Van Kampen American Franchise Fund         February 12, 2010  June 30, 2013
Invesco Van Kampen Equity and Income Fund          February 12, 2010  June 30, 2013
Invesco Van Kampen Growth and Income Fund          February 12, 2010  June 30, 2013
Invesco Van Kampen Pennsylvania Tax Free Income
  Fund                                             February 12, 2010  June 30, 2013
Invesco Van Kampen Small Cap Growth Fund           February 12, 2010  June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                          EFFECTIVE DATE COMMITTED UNTIL
---------                                          -------------- ---------------
Invesco Charter Fund                               July 1, 2007    June 30, 2013
Invesco Constellation Fund                         July 1, 2007    June 30, 2013
Invesco Disciplined Equity Fund                    July 14, 2009   June 30, 2013
Invesco Diversified Dividend Fund                  July 1, 2007    June 30, 2013
Invesco Summit Fund                                July 1, 2007    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco European Small Company Fund                 July 1, 2007   June 30, 2013
Invesco Global Core Equity Fund                     July 1, 2007   June 30, 2013
Invesco International Small Company Fund            July 1, 2007   June 30, 2013
Invesco Small Cap Equity Fund                       July 1, 2007   June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco Convertible Securities Fund                February 12, 2010  June 30, 2013
Invesco Global Quantitative Core Fund                July 1, 2007     June 30, 2013
Invesco Mid Cap Core Equity Fund                     July 1, 2007     June 30, 2013
Invesco Small Cap Growth Fund                        July 1, 2007     June 30, 2013
Invesco Van Kampen Leaders Fund                    February 12, 2010  June 30, 2013
Invesco Van Kampen U.S. Mortgage Fund              February 12, 2010  June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco Asia Pacific Growth Fund                    July 1, 2007   June 30, 2013
Invesco European Growth Fund                        July 1, 2007   June 30, 2013
Invesco Global Growth Fund                          July 1, 2007   June 30, 2013
Invesco Global Opportunities Fund                  August 1, 2012  June 30, 2013
Invesco Global Select Companies Fund               August 1, 2012  June 30, 2013
Invesco Global Small & Mid Cap Growth Fund          July 1, 2007   June 30, 2013
Invesco International Growth Fund                   July 1, 2007   June 30, 2013
Invesco International Core Equity Fund              July 1, 2007   June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco Balanced-Risk Allocation Fund*               May 29, 2009     June 30, 2013
Invesco Balanced-Risk Commodity Strategy Fund**    November 29, 2010  June 30, 2013
Invesco China Fund                                   July 1, 2007     June 30, 2013
Invesco Commodities Strategy Fund***               February 12, 2010  June 30, 2013
Invesco Developing Markets Fund                      July 1, 2007     June 30, 2013
Invesco Emerging Markets Equity Fund                 May 11, 2011     June 30, 2013
Invesco Emerging Market Local Currency Debt Fund     June 14, 2010    June 30, 2013
Invesco Endeavor Fund                                July 1, 2007     June 30, 2013
Invesco Global Advantage Fund                      February 12, 2010  June 30, 2013
Invesco Global Health Care Fund                      July 1, 2007     June 30, 2013
Invesco International Total Return Fund              July 1, 2007     June 30, 2013
Invesco Pacific Growth Fund                        February 12, 2010  June 30, 2013
Invesco Premium Income Fund                        December 13, 2011  June 30, 2013
Invesco Small Companies Fund                         July 1, 2007     June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco Dynamics Fund                                July 1, 2007     June 30, 2013
Invesco Global Real Estate Fund                      July 1, 2007     June 30, 2013
Invesco High Yield Fund                              July 1, 2007     June 30, 2013
Invesco High Yield Securities Fund                 February 12, 2010  June 30, 2013
Invesco Limited Maturity Treasury Fund               July 1, 2007     June 30, 2013
Invesco Money Market Fund                            July 1, 2007     June 30, 2013
Invesco Municipal Bond Fund                          July 1, 2007     June 30, 2013
Invesco Real Estate Fund                             July 1, 2007     June 30, 2013
Invesco Short Term Bond Fund                         July 1, 2007     June 30, 2013
Invesco U.S. Government Fund                         July 1, 2007     June 30, 2013
Invesco Van Kampen Corporate Bond Fund             February 12, 2010  June 30, 2013

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

                                                               SUB-ITEM 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco Energy Fund                                  July 1, 2007     June 30, 2013
Invesco Gold & Precious Metals Fund                  July 1, 2007     June 30, 2013
Invesco Leisure Fund                                 July 1, 2007     June 30, 2013
Invesco Technology Fund                              July 1, 2007     June 30, 2013
Invesco Technology Sector Fund                     February 12, 2010  June 30, 2013
Invesco Utilities Fund                               July 1, 2007     June 30, 2013
Invesco Value Fund                                 February 12, 2010  June 30, 2013
Invesco Van Kampen American Value Fund             February 12, 2010  June 30, 2013
Invesco Van Kampen Comstock Fund                   February 12, 2010  June 30, 2013
Invesco Van Kampen Mid Cap Growth Fund             February 12, 2010  June 30, 2013
Invesco Van Kampen Small Cap Value Fund            February 12, 2010  June 30, 2013
Invesco Van Kampen Value Opportunities Fund        February 12, 2010  June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                                       COMMITTED
FUND                                                EFFECTIVE DATE       UNTIL
----                                               ----------------- -------------
Invesco Tax-Exempt Cash Fund                         July 1, 2007    June 30, 2013
Invesco Tax-Free Intermediate Fund                   July 1, 2007    June 30, 2013
Invesco Van Kampen High Yield Municipal Fund       February 12, 2010 June 30, 2013
Invesco Van Kampen Intermediate Term Municipal
  Income Fund                                      February 12, 2010 June 30, 2013
Invesco Van Kampen Municipal Income Fund           February 12, 2010 June 30, 2013
Invesco Van Kampen New York Tax Free Income Fund   February 12, 2010 June 30, 2013

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                                       COMMITTED
FUND                                                EFFECTIVE DATE       UNTIL
----                                               ----------------- -------------
Invesco V.I. Balanced-Risk Allocation Fund****     December 22, 2010 June 30, 2013
Invesco V.I. Core Equity Fund                        July 1, 2007    June 30, 2013
Invesco V.I. Diversified Income Fund                 July 1, 2007    June 30, 2013
Invesco V.I. Diversified Dividend Fund             February 12, 2010 June 30, 2013
Invesco V.I. Equally-Weighted S&P 500 Fund         February 12, 2010 June 30, 2013
Invesco V.I. Global Core Equity Fund               February 12, 2010 June 30, 2013
Invesco V.I. Global Health Care Fund                 July 1, 2007    June 30, 2013
Invesco V.I. Global Real Estate Fund                 July 1, 2007    June 30, 2013
Invesco V.I. Government Securities Fund              July 1, 2007    June 30, 2013
Invesco V.I. High Yield Fund                         July 1, 2007    June 30, 2013
Invesco V.I. High Yield Securities Fund            February 12, 2010 June 30, 2013
Invesco V.I. International Growth Fund               July 1, 2007    June 30, 2013
Invesco V.I. Mid Cap Core Equity Fund                July 1, 2007    June 30, 2013
Invesco V.I. Money Market Fund                       July 1, 2007    June 30, 2013
Invesco V.I. S&P 500 Index Fund                    February 12, 2010 June 30, 2013
Invesco V.I. Small Cap Equity Fund                   July 1, 2007    June 30, 2013
Invesco V.I. Technology Fund                         July 1, 2007    June 30, 2013
Invesco V.I. Utilities Fund                          July 1, 2007    June 30, 2013
Invesco Van Kampen V.I. American FranchiseFund     February 12, 2010 June 30, 2013
Invesco Van Kampen V.I. Comstock Fund              February 12, 2010 June 30, 2013
Invesco Van Kampen V.I. Equity and Income Fund     February 12, 2010 June 30, 2013

--------
**** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

Invesco Van Kampen V.I. Growth and Income Fund     February 12, 2010 June 30, 2013
Invesco Van Kampen V.I. Mid Cap Growth Fund        February 12, 2010 June 30, 2013
Invesco Van Kampen V.I. American Value Fund        February 12, 2010 June 30, 2013
Invesco Van Kampen V.I. Value Opportunities Fund     July 1, 2007    June 30, 2013

                         SHORT-TERM INVESTMENTS TRUST

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Government TaxAdvantage Portfolio                   July 1, 2007   June 30, 2013
STIC Prime Portfolio                                July 1, 2007   June 30, 2013
Treasury Portfolio                                  July 1, 2007   June 30, 2013

                               CLOSED-END FUNDS

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco California Insured Municipal Income Trust   June 1, 2010   June 30, 2013
Invesco California Municipal Securities             June 1, 2010   June 30, 2013
Invesco California Quality Municipal Securities     June 1, 2010   June 30, 2013
Invesco High Yield Investments Fund, Inc.           June 1, 2010   June 30, 2013
Invesco Municipal Income Opportunities Trust        June 1, 2010   June 30, 2013
Invesco Municipal Income Opportunities Trust II     June 1, 2010   June 30, 2013
Invesco Municipal Income Opportunities Trust III    June 1, 2010   June 30, 2013
Invesco Municipal Premium Income Trust              June 1, 2010   June 30, 2013
Invesco New York Quality Municipal Securities       June 1, 2010   June 30, 2013
Invesco Quality Municipal Income Trust              June 1, 2010   June 30, 2013
Invesco Quality Municipal Investment Trust          June 1, 2010   June 30, 2013
Invesco Quality Municipal Securities                June 1, 2010   June 30, 2013
Invesco Value Municipal Bond Trust                  June 1, 2010   June 30, 2013
Invesco Value Municipal Income Trust                June 1, 2010   June 30, 2013
Invesco Value Municipal Securities                  June 1, 2010   June 30, 2013
Invesco Value Municipal Trust                       June 1, 2010   June 30, 2013

                                                               SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - C), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - C (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-C. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - C), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
SHORT-TERM INVESTMENTS TRUST
on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President
                                                             as of July 1, 2012


                         EXHIBIT "A" - RETAIL FUNDS(1)

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                            CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
----                                        ------------ ----------  ----------------- -------------
Invesco California Tax-Free Income Fund
   Class A Shares                           Contractual     1.50%        July 1, 2012  June 30, 2013
   Class B Shares                           Contractual     2.00%        July 1, 2012  June 30, 2013
   Class C Shares                           Contractual     2.00%        July 1, 2012  June 30, 2013
   Class Y Shares                           Contractual     1.25%        July 1, 2012  June 30, 2013

Invesco Core Plus Bond Fund
   Class A Shares                           Contractual     0.75%        June 6, 2011  June 30, 2013
   Class B Shares                           Contractual     1.50%        June 6, 2011  June 30, 2013
   Class C Shares                           Contractual     1.50%        June 6, 2011  June 30, 2013
   Class R Shares                           Contractual     1.00%        June 6, 2011  June 30, 2013
   Class Y Shares                           Contractual     0.50%        June 6, 2011  June 30, 2013
   Institutional Class Shares               Contractual     0.50%        June 6, 2011  June 30, 2013

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                           Contractual     2.00%        July 1, 2012  June 30, 2013
   Class B Shares                           Contractual     2.75%        July 1, 2012  June 30, 2013
   Class C Shares                           Contractual     2.75%        July 1, 2012  June 30, 2013
   Class R Shares                           Contractual     2.25%        July 1, 2012  June 30, 2013
   Class Y Shares                           Contractual     1.75%        July 1, 2012  June 30, 2013

Invesco Floating Rate Fund
   Class A Shares                           Contractual     1.50%      April 14, 2006  June 30, 2013
   Class C Shares                           Contractual     2.00%      April 14, 2006  June 30, 2013
   Class R Shares                           Contractual     1.75%      April 14, 2006  June 30, 2013
   Class Y Shares                           Contractual     1.25%     October 3, 2008  June 30, 2013
   Institutional Class Shares               Contractual     1.25%      April 14, 2006  June 30, 2013

Invesco Global Real Estate Income Fund
   Class A Shares                           Contractual     2.00%        July 1, 2009  June 30, 2013
   Class B Shares                           Contractual     2.75%        July 1, 2009  June 30, 2013
   Class C Shares                           Contractual     2.75%        July 1, 2009  June 30, 2013
   Class Y Shares                           Contractual     1.75%        July 1, 2009  June 30, 2013
   Institutional Class Shares               Contractual     1.75%        July 1, 2009  June 30, 2013

Invesco S&P 500 Index Fund
   Class A Shares                           Contractual     2.00%        July 1, 2012  June 30, 2013
   Class B Shares                           Contractual     2.75%        July 1, 2012  June 30, 2013
   Class C Shares                           Contractual     2.75%        July 1, 2012  June 30, 2013
   Class Y Shares                           Contractual     1.75%        July 1, 2012  June 30, 2013

Invesco U.S. Quantitative Core Fund
   Class A Shares                           Contractual     2.00%        July 1, 2012  June 30, 2013
   Class B Shares                           Contractual     2.75%        July 1, 2012  June 30, 2013
   Class C Shares                           Contractual     2.75%        July 1, 2012  June 30, 2013
   Class R Shares                           Contractual     2.25%        July 1, 2012  June 30, 2013
   Class Y Shares                           Contractual     1.75%        July 1, 2012  June 30, 2013
   Investor Class Shares                    Contractual     2.00%        July 1, 2012  June 30, 2013
   Institutional Class Shares               Contractual     1.75%        July 1, 2012  June 30, 2013

Invesco Van Kampen American Franchise Fund
   Class A Shares                           Contractual     1.05%        May 23, 2011  June 30, 2013
   Class B Shares                           Contractual     1.22%(2)     May 23, 2011  June 30, 2013
   Class C Shares                           Contractual     1.80%        May 23, 2011  June 30, 2013
   Class R Shares                           Contractual     1.30%        May 23, 2011  June 30, 2013
   Class Y Shares                           Contractual     0.80%        May 23, 2011  June 30, 2013
   Institutional Class Shares               Contractual     0.80%        May 23, 2011  June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                             as of July 1, 2012


                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                  ------------ ---------- ----------------- -------------
Invesco Van Kampen Equity and Income Fund
   Class A Shares                                     Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                                     Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                                     Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R Shares                                     Contractual     1.75%     July 1, 2012    June 30, 2013
   Class Y Shares                                     Contractual     1.25%     July 1, 2012    June 30, 2013
   Institutional Class Shares                         Contractual     1.25%     July 1, 2012    June 30, 2013

Invesco Van Kampen Growth and Income Fund
   Class A Shares                                     Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                                     Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                                     Contractual     2.75%     July 1, 2012    June 30, 2013
   Class R Shares                                     Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                                     Contractual     1.75%     July 1, 2012    June 30, 2013
   Institutional Class Shares                         Contractual     1.75%     July 1, 2012    June 30, 2013

Invesco Van Kampen Pennsylvania Tax Free Income Fund
   Class A Shares                                     Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                                     Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                                     Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                                     Contractual     1.25%     July 1, 2012    June 30, 2013

Invesco Van Kampen Small Cap Growth Fund
   Class A Shares                                     Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                                     Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                                     Contractual     2.75%     July 1, 2012    June 30, 2013
   Class Y Shares                                     Contractual     1.75%     July 1, 2012    June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                               ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                  Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                  Contractual     2.25%      July 1, 2009    June 30, 2013
   Class S Shares                  Contractual     1.90%   September 25, 2009 June 30, 2013
   Class Y Shares                  Contractual     1.75%      July 1, 2009    June 30, 2013
   Institutional Class Shares      Contractual     1.75%      July 1, 2009    June 30, 2013

Invesco Constellation Fund
   Class A Shares                  Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                  Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                  Contractual     2.25%      July 1, 2009    June 30, 2013
   Class Y Shares                  Contractual     1.75%      July 1, 2009    June 30, 2013
   Institutional Class Shares      Contractual     1.75%      July 1, 2009    June 30, 2013

Invesco Disciplined Equity Fund
   Class Y Shares                  Contractual     1.75%     July 14, 2009    June 30, 2013

Invesco Diversified Dividend Fund
   Class A Shares                  Contractual     0.95%     July 18, 2011    June 30, 2013
   Class B Shares                  Contractual     1.70%     July 18, 2011    June 30, 2013
   Class C Shares                  Contractual     1.70%     July 18, 2011    June 30, 2013
   Class R Shares                  Contractual     1.20%     July 18, 2011    June 30, 2013
   Class Y Shares                  Contractual     0.70%     July 18, 2011    June 30, 2013
   Investor Class Shares           Contractual     0.95%     July 18, 2011    June 30, 2013
   Institutional Class Shares      Contractual     0.70%     July 18, 2011    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                             as of July 1, 2012


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco Summit Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                        Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                        Contractual     2.75%      July 1, 2009    June 30, 2013
   Class P Shares                        Contractual     1.85%      July 1, 2009    June 30, 2013
   Class S Shares                        Contractual     1.90%   September 25, 2009 June 30, 2013
   Class Y Shares                        Contractual     1.75%      July 1, 2009    June 30, 2013
   Institutional Class Shares            Contractual     1.75%      July 1, 2009    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
----                                     ------------ ----------  ----------------- -------------
Invesco European Small Company Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009    June 30, 2013
   Class B Shares                        Contractual     3.00%      July 1, 2009    June 30, 2013
   Class C Shares                        Contractual     3.00%      July 1, 2009    June 30, 2013
   Class Y Shares                        Contractual     2.00%      July 1, 2009    June 30, 2013

Invesco Global Core Equity Fund
   Class A Shares                        Contractual     1.25%      May 23, 2011    June 30, 2013
   Class B Shares                        Contractual     1.52%(2)   May 23, 2011    June 30, 2013
   Class C Shares                        Contractual     2.00%      May 23, 2011    June 30, 2013
   Class R Shares                        Contractual     1.50%      May 23, 2011    June 30, 2013
   Class Y Shares                        Contractual     1.00%      May 23, 2011    June 30, 2013
   Institutional Class Shares            Contractual     1.00%      May 23, 2011    June 30, 2013

Invesco International Small Company Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009    June 30, 2013
   Class B Shares                        Contractual     3.00%      July 1, 2009    June 30, 2013
   Class C Shares                        Contractual     3.00%      July 1, 2009    June 30, 2013
   Class Y Shares                        Contractual     2.00%      July 1, 2009    June 30, 2013
   Institutional Class Shares            Contractual     2.00%      July 1, 2009    June 30, 2013

Invesco Small Cap Equity Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                        Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                        Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                        Contractual     2.25%      July 1, 2009    June 30, 2013
   Class Y Shares                        Contractual     1.75%      July 1, 2009    June 30, 2013
   Institutional Class Shares            Contractual     1.75%      July 1, 2009    June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------
Invesco Balanced-Risk Retirement 2020
  Fund
   Class A Shares                        Contractual     0.25%   November 4, 2009  April 30, 2013
   Class A5 Shares                       Contractual     0.25%   February 12, 2010 April 30, 2013
   Class B Shares                        Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C Shares                        Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C5 Shares                       Contractual     1.00%   February 12, 2010 April 30, 2013
   Class R Shares                        Contractual     0.50%   November 4, 2009  April 30, 2013
   Class R5 Shares                       Contractual     0.50%   February 12, 2010 April 30, 2013
   Class Y Shares                        Contractual     0.00%   November 4, 2009  April 30, 2013
   Institutional Class Shares            Contractual     0.00%   November 4, 2009  April 30, 2013

See page 14 for footnotes to Exhibit A.

                                                             as of July 1, 2012


                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                        ------------ ---------- ----------------- --------------
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual     0.25%   November 4, 2009  April 30, 2013
   Class A5 Shares                          Contractual     0.25%   February 12, 2010 April 30, 2013
   Class B Shares                           Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C Shares                           Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C5 Shares                          Contractual     1.00%   February 12, 2010 April 30, 2013
   Class R Shares                           Contractual     0.50%   November 4, 2009  April 30, 2013
   Class R5 Shares                          Contractual     0.50%   February 12, 2010 April 30, 2013
   Class Y Shares                           Contractual     0.00%   November 4, 2009  April 30, 2013
   Institutional Class Shares               Contractual     0.00%   November 4, 2009  April 30, 2013

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual     0.25%   November 4, 2009  April 30, 2013
   Class A5 Shares                          Contractual     0.25%   February 12, 2010 April 30, 2013
   Class B Shares                           Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C Shares                           Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C5 Shares                          Contractual     1.00%   February 12, 2010 April 30, 2013
   Class R Shares                           Contractual     0.50%   November 4, 2009  April 30, 2013
   Class R5 Shares                          Contractual     0.50%   February 12, 2010 April 30, 2013
   Class Y Shares                           Contractual     0.00%   November 4, 2009  April 30, 2013
   Institutional Class Shares               Contractual     0.00%   November 4, 2009  April 30, 2013

Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                           Contractual     0.25%   November 4, 2009  April 30, 2013
   Class A5 Shares                          Contractual     0.25%   February 12, 2010 April 30, 2013
   Class B Shares                           Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C Shares                           Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C5 Shares                          Contractual     1.00%   February 12, 2010 April 30, 2013
   Class R Shares                           Contractual     0.50%   November 4, 2009  April 30, 2013
   Class R5 Shares                          Contractual     0.50%   February 12, 2010 April 30, 2013
   Class Y Shares                           Contractual     0.00%   November 4, 2009  April 30, 2013
   Institutional Class Shares               Contractual     0.00%   November 4, 2009  April 30, 2013

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                           Contractual     0.25%   November 4, 2009  April 30, 2013
   Class A5 Shares                          Contractual     0.25%   February 12, 2010 April 30, 2013
   Class B Shares                           Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C Shares                           Contractual     1.00%   November 4, 2009  April 30, 2013
   Class C5 Shares                          Contractual     1.00%   February 12, 2010 April 30, 2013
   Class R Shares                           Contractual     0.50%   November 4, 2009  April 30, 2013
   Class R5 Shares                          Contractual     0.50%   February 12, 2010 April 30, 2013
   Class Y Shares                           Contractual     0.00%   November 4, 2009  April 30, 2013
   Institutional Class Shares               Contractual     0.00%   November 4, 2009  April 30, 2013

Invesco Conservative Allocation Fund
   Class A Shares                           Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                           Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                           Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R Shares                           Contractual     1.75%     July 1, 2012    June 30, 2013
   Class S Shares                           Contractual     1.40%     July 1, 2012    June 30, 2013
   Class Y Shares                           Contractual     1.25%     July 1, 2012    June 30, 2013
   Institutional Class Shares               Contractual     1.25%     July 1, 2012    June 30, 2013

Invesco Convertible Securities Fund
   Class A Shares                           Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                           Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                           Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                           Contractual     1.25%     July 1, 2012    June 30, 2013
   Institutional Class Shares               Contractual     1.25%     July 1, 2012    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                             as of July 1, 2012


                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                   ------------ ---------- ----------------- --------------
Invesco Global Quantitative Core Fund
   Class A Shares                      Contractual     2.25%     July 1, 2009    June 30, 2013
   Class B Shares                      Contractual     3.00%     July 1, 2009    June 30, 2013
   Class C Shares                      Contractual     3.00%     July 1, 2009    June 30, 2013
   Class R Shares                      Contractual     2.50%     July 1, 2009    June 30, 2013
   Class Y Shares                      Contractual     2.00%     July 1, 2009    June 30, 2013
   Institutional Class Shares          Contractual     2.00%     July 1, 2009    June 30, 2013

Invesco Growth Allocation Fund
   Class A Shares                      Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                      Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                      Contractual     2.75%     July 1, 2012    June 30, 2013
   Class R Shares                      Contractual     2.25%     July 1, 2012    June 30, 2013
   Class S Shares                      Contractual     1.90%     July 1, 2012    June 30, 2013
   Class Y Shares                      Contractual     1.75%     July 1, 2012    June 30, 2013
   Institutional Class Shares          Contractual     1.75%     July 1, 2012    June 30, 2013

Invesco Income Allocation Fund
   Class A Shares                      Contractual     0.25%     May 1, 2012     April 30, 2013
   Class B Shares                      Contractual     1.00%     May 1, 2012     April 30, 2013
   Class C Shares                      Contractual     1.00%     May 1, 2012     April 30, 2013
   Class R Shares                      Contractual     0.50%     May 1, 2012     April 30, 2013
   Class Y Shares                      Contractual     0.00%     May 1, 2012     April 30, 2013
   Institutional Class Shares          Contractual     0.00%     May 1, 2012     April 30, 2013

Invesco International Allocation Fund
   Class A Shares                      Contractual     2.25%     May 1, 2012     June 30, 2013
   Class B Shares                      Contractual     3.00%     May 1, 2012     June 30, 2013
   Class C Shares                      Contractual     3.00%     May 1, 2012     June 30, 2013
   Class R Shares                      Contractual     2.50%     May 1, 2012     June 30, 2013
   Class Y Shares                      Contractual     2.00%     May 1, 2012     June 30, 2013
   Institutional Class Shares          Contractual     2.00%     May 1, 2012     June 30, 2013

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual     2.00%     July 1, 2009    June 30, 2013
   Class B Shares                      Contractual     2.75%     July 1, 2009    June 30, 2013
   Class C Shares                      Contractual     2.75%     July 1, 2009    June 30, 2013
   Class R Shares                      Contractual     2.25%     July 1, 2009    June 30, 2013
   Class Y Shares                      Contractual     1.75%     July 1, 2009    June 30, 2013
   Institutional Class Shares          Contractual     1.75%     July 1, 2009    June 30, 2013

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                      Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                      Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R Shares                      Contractual     1.75%     July 1, 2012    June 30, 2013
   Class S Shares                      Contractual     1.40%     July 1, 2012    June 30, 2013
   Class Y Shares                      Contractual     1.25%     July 1, 2012    June 30, 2013
   Institutional Class Shares          Contractual     1.25%     July 1, 2012    June 30, 2013

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual     2.00%     July 1, 2009    June 30, 2013
   Class B Shares                      Contractual     2.75%     July 1, 2009    June 30, 2013
   Class C Shares                      Contractual     2.75%     July 1, 2009    June 30, 2013
   Class R Shares                      Contractual     2.25%     July 1, 2009    June 30, 2013
   Class Y Shares                      Contractual     1.75%     July 1, 2009    June 30, 2013
   Investor Class Shares               Contractual     2.00%     July 1, 2009    June 30, 2013
   Institutional Class Shares          Contractual     1.75%     July 1, 2009    June 30, 2013

Invesco Van Kampen Leaders Fund
   Class A Shares                      Contractual     2.25%     July 1, 2012    June 30, 2013
   Class B Shares                      Contractual     3.00%     July 1, 2012    June 30, 2013
   Class C Shares                      Contractual     3.00%     July 1, 2012    June 30, 2013
   Class Y Shares                      Contractual     2.00%     July 1, 2012    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                             as of July 1, 2012


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                     ------------ ---------- ----------------- -------------
Invesco Van Kampen U.S. Mortgage Fund
   Class A Shares                        Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     1.25%     July 1, 2012    June 30, 2013
   Institutional Class Shares            Contractual     1.25%     July 1, 2012    June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ----------------- -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                        Contractual     2.25%     July 1, 2009      June 30, 2013
   Class B Shares                        Contractual     3.00%     July 1, 2009      June 30, 2013
   Class C Shares                        Contractual     3.00%     July 1, 2009      June 30, 2013
   Class Y Shares                        Contractual     2.00%     July 1, 2009      June 30, 2013

Invesco European Growth Fund
   Class A Shares                        Contractual     2.25%     July 1, 2009      June 30, 2013
   Class B Shares                        Contractual     3.00%     July 1, 2009      June 30. 2013
   Class C Shares                        Contractual     3.00%     July 1, 2009      June 30, 2013
   Class R Shares                        Contractual     2.50%     July 1, 2009      June 30, 2013
   Class Y Shares                        Contractual     2.00%     July 1, 2009      June 30, 2013
   Investor Class Shares                 Contractual     2.25%     July 1, 2009      June 30, 2013

Invesco Global Growth Fund
   Class A Shares                        Contractual     1.32%   December 19, 2011 December 31, 2012
   Class B Shares                        Contractual     2.07%   December 19, 2011 December 31, 2012
   Class C Shares                        Contractual     2.07%   December 19, 2011 December 31, 2012
   Class Y Shares                        Contractual     1.07%   December 19, 2011 December 31, 2012
   Institutional Class Shares            Contractual     1.07%   December 19, 2011 December 31, 2012

Invesco Global Opportunities Fund
   Class A Shares                        Contractual     1.36%    August 1, 2012     July 31, 2013
   Class C Shares                        Contractual     2.11%    August 1, 2012     July 31, 2013
   Class R Shares                        Contractual     1.61%    August 1, 2012     July 31, 2013
   Class Y Shares                        Contractual     1.11%    August 1, 2012     July 31, 2013
   Institutional Class Shares            Contractual     1.11%    August 1, 2012     July 31, 2013

Invesco Select Opportunities Fund
   Class A Shares                        Contractual     1.51%    August 1, 2012     July 31, 2013
   Class C Shares                        Contractual     2.26%    August 1, 2012     July 31, 2013
   Class R Shares                        Contractual     1.76%    August 1, 2012     July 31, 2013
   Class Y Shares                        Contractual     1.26%    August 1, 2012     July 31, 2013
   Institutional Class Shares            Contractual     1.26%    August 1, 2012     July 31, 2013

Invesco Global Small & Mid Cap Growth
  Fund
   Class A Shares                        Contractual     2.25%     July 1, 2009      June 30. 2013
   Class B Shares                        Contractual     3.00%     July 1, 2009      June 30, 2013
   Class C Shares                        Contractual     3.00%     July 1, 2009      June 30, 2013
   Class Y Shares                        Contractual     2.00%     July 1, 2009      June 30, 2013
   Institutional Class Shares            Contractual     2.00%     July 1, 2009      June 30, 2013

Invesco International Core Equity Fund
   Class A Shares                        Contractual     2.25%     July 1, 2009      June 30. 2013
   Class B Shares                        Contractual     3.00%     July 1, 2009      June 30, 2013
   Class C Shares                        Contractual     3.00%     July 1, 2009      June 30, 2013
   Class R Shares                        Contractual     2.50%     July 1, 2009      June 30, 2013
   Class Y Shares                        Contractual     2.00%     July 1, 2009      June 30, 2013
   Investor Class Shares                 Contractual     2.25%     July 1, 2009      June 30, 2013
   Institutional Class Shares            Contractual     2.00%     July 1, 2009      June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                             as of July 1, 2012


                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                               ------------ ---------- ----------------- -------------
Invesco International Growth Fund
   Class A Shares                  Contractual     1.40%     May 23, 2011    June 30, 2013
   Class B Shares                  Contractual     2.15%     May 23, 2011    June 30, 2013
   Class C Shares                  Contractual     2.15%     May 23, 2011    June 30, 2013
   Class R Shares                  Contractual     1.65%     May 23, 2011    June 30, 2013
   Class Y Shares                  Contractual     1.15%     May 23, 2011    June 30, 2013
   Institutional Class Shares      Contractual     1.15%     May 23, 2011    June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                          VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                         ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Allocation Fund(3)
   Class A Shares                            Contractual     2.00%     July 1, 2012      June 30. 2013
   Class B Shares                            Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                            Contractual     2.75%     July 1, 2012      June 30, 2013
   Class R Shares                            Contractual     2.25%     July 1, 2012      June 30, 2013
   Class Y Shares                            Contractual     1.75%     July 1, 2012      June 30, 2013
   Institutional Class Shares                Contractual     1.75%     July 1, 2012      June 30, 2013

Invesco Balanced-Risk Commodity Strategy
  Fund/4/
   Class A Shares                            Contractual     1.22%   November 29, 2010   June 30. 2014
   Class B Shares                            Contractual     1.97%   November 29, 2010   June 30, 2014
   Class C Shares                            Contractual     1.97%   November 29, 2010   June 30, 2014
   Class R Shares                            Contractual     1.47%   November 29, 2010   June 30, 2014
   Class Y Shares                            Contractual     0.97%   November 29, 2010   June 30, 2014
   Institutional Class Shares                Contractual     0.97%   November 29, 2010   June 30, 2014

Invesco China Fund
   Class A Shares                            Contractual     2.25%     July 1, 2009      June 30, 2013
   Class B Shares                            Contractual     3.00%     July 1, 2009      June 30, 2013
   Class C Shares                            Contractual     3.00%     July 1, 2009      June 30, 2013
   Class Y Shares                            Contractual     2.00%     July 1, 2009      June 30, 2013
   Institutional Class Shares                Contractual     2.00%     July 1, 2009      June 30, 2013

Invesco Developing Markets Fund
   Class A Shares                            Contractual     2.25%     July 1, 2012      June 30. 2013
   Class B Shares                            Contractual     3.00%     July 1, 2012      June 30, 2013
   Class C Shares                            Contractual     3.00%     July 1, 2012      June 30, 2013
   Class Y Shares                            Contractual     2.00%     July 1, 2012      June 30, 2013
   Institutional Class Shares                Contractual     2.00%     July 1, 2012      June 30, 2013

Invesco Emerging Markets Equity Fund
   Class A Shares                            Contractual     1.85%     May 11, 2011    February 28, 2013
   Class C Shares                            Contractual     2.60%     May 11, 2011    February 28, 2013
   Class R Shares                            Contractual     2.10%     May 11, 2011    February 28, 2013
   Class Y Shares                            Contractual     1.60%     May 11, 2011    February 28, 2013
   Institutional Class Shares                Contractual     1.60%     May 11, 2011    February 28, 2013

Invesco Emerging Market Local Currency Debt
  Fund
   Class A Shares                            Contractual     1.24%     June 14, 2010   February 28, 2013
   Class B Shares                            Contractual     1.99%     June 14, 2010   February 28, 2013
   Class C Shares                            Contractual     1.99%     June 14, 2010   February 28, 2013
   Class R Shares                            Contractual     1.49%     June 14, 2010   February 28, 2013
   Class Y Shares                            Contractual     0.99%     June 14, 2010   February 28, 2013
   Institutional Class Shares                Contractual     0.99%     June 14, 2010   February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                             as of July 1, 2012


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ----------------- -----------------
Invesco Endeavor Fund
   Class A Shares                        Contractual     2.00%     July 1, 2009      June 30. 2013
   Class B Shares                        Contractual     2.75%     July 1, 2009      June 30, 2013
   Class C Shares                        Contractual     2.75%     July 1, 2009      June 30, 2013
   Class R Shares                        Contractual     2.25%     July 1, 2009      June 30, 2013
   Class Y Shares                        Contractual     1.75%     July 1, 2009      June 30, 2013
   Institutional Class Shares            Contractual     1.75%     July 1, 2009      June 30, 2013

Invesco Global Health Care Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012      June 30. 2013
   Class B Shares                        Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                        Contractual     2.75%     July 1, 2012      June 30, 2013
   Class Y Shares                        Contractual     1.75%     July 1, 2012      June 30, 2013
   Investor Class Shares                 Contractual     2.00%     July 1, 2012      June 30, 2013

Invesco International Total Return Fund
   Class A Shares                        Contractual     1.10%    March 31, 2006   February 28, 2013
   Class B Shares                        Contractual     1.85%    March 31, 2006   February 28, 2013
   Class C Shares                        Contractual     1.85%    March 31, 2006   February 28, 2013
   Class Y Shares                        Contractual     0.85%    October 3, 2008  February 28, 2013
   Institutional Class Shares            Contractual     0.85%    March 31, 2006   February 28, 2013

Invesco Pacific Growth Fund
   Class A Shares                        Contractual     2.25%     July 1, 2012      June 30. 2013
   Class B Shares                        Contractual     3.00%     July 1, 2012      June 30, 2013
   Class C Shares                        Contractual     3.00%     July 1, 2012      June 30, 2013
   Class R Shares                        Contractual     2.50%     July 1, 2012      June 30, 2013
   Class Y Shares                        Contractual     2.00%     July 1, 2012      June 30, 2013
   Institutional Class Shares            Contractual     2.00%     July 1, 2012      June 30, 2013

Invesco Premium Income Fund
   Class A Shares                        Contractual     0.89%   December 13, 2011 February 28, 2013
   Class C Shares                        Contractual     1.64%   December 13, 2011 February 28, 2013
   Class R Shares                        Contractual     1.14%   December 13, 2011 February 28, 2013
   Class Y Shares                        Contractual     0.64%   December 13, 2011 February 28, 2013
   Institutional Class Shares            Contractual     0.64%   December 13, 2011 February 28, 2013

Invesco Select Companies Fund
   Class A Shares                        Contractual     2.00%     July 1, 2009      June 30. 2013
   Class B Shares                        Contractual     2.75%     July 1, 2009      June 30, 2013
   Class C Shares                        Contractual     2.75%     July 1, 2009      June 30, 2013
   Class R Shares                        Contractual     2.25%     July 1, 2009      June 30, 2013
   Class Y Shares                        Contractual     1.75%     July 1, 2009      June 30, 2013
   Institutional Class Shares            Contractual     1.75%     July 1, 2009      June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ----------------- -----------------
Invesco Dynamics Fund
   Class A Shares                        Contractual     2.00%       July 1, 2009      June 30. 2013
   Class B Shares                        Contractual     2.75%       July 1, 2009      June 30, 2013
   Class C Shares                        Contractual     2.75%       July 1, 2009      June 30, 2013
   Class R Shares                        Contractual     2.25%       July 1, 2009      June 30, 2013
   Class Y Shares                        Contractual     1.75%       July 1, 2009      June 30, 2013
   Investor Class Shares                 Contractual     2.00%       July 1, 2009      June 30, 2013
   Institutional Class Shares            Contractual     1.75%       July 1, 2009      June 30. 2013

See page 14 for footnotes to Exhibit A.

                                                             as of July 1, 2012


                                        CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                     VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
----                                    ------------ ----------  ----------------- -------------
Invesco Global Real Estate Fund
   Class A Shares                       Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                       Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                       Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                       Contractual     2.25%      July 1, 2009    June 30, 2013
   Class Y Shares                       Contractual     1.75%      July 1, 2009    June 30, 2013
   Institutional Class Shares           Contractual     1.75%      July 1, 2009    June 30, 2013

Invesco High Yield Fund
   Class A Shares                       Contractual     0.89%      June 6, 2011    June 30, 2013
   Class B Shares                       Contractual     1.64%      June 6, 2011    June 30, 2013
   Class C Shares                       Contractual     1.64%      June 6, 2011    June 30, 2013
   Class Y Shares                       Contractual     0.64%      June 6, 2011    June 30, 2013
   Investor Class Shares                Contractual     0.89%      June 6, 2011    June 30, 2013
   Institutional Class Shares           Contractual     0.64%      June 6, 2011    June 30, 2013

Invesco High Yield Securities Fund
   Class A Shares                       Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                       Contractual     2.00%      July 1, 2012    June 30, 2013
   Class C Shares                       Contractual     2.10%      July 1, 2012    June 30, 2013
   Class Y Shares                       Contractual     1.25%      July 1, 2012    June 30, 2013

Invesco Limited Maturity Treasury Fund
   Class A Shares                       Contractual     1.50%      July 1, 2012    June 30, 2013
   Class A2 Shares                      Contractual     1.40%      July 1, 2012    June 30, 2013
   Class Y Shares                       Contractual     1.25%      July 1, 2012    June 30, 2013
   Institutional Class Shares           Contractual     1.25%      July 1, 2012    June 30, 2013

Invesco Municipal Bond Fund
   Class A Shares                       Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                       Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                       Contractual     2.25%      July 1, 2012    June 30, 2013
   Class Y Shares                       Contractual     1.25%      July 1, 2012    June 30, 2013
   Investor Class Shares                Contractual     1.50%      July 1, 2012    June 30, 2013

Invesco Real Estate Fund
   Class A Shares                       Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                       Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                       Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                       Contractual     2.25%      July 1, 2012    June 30, 2013
   Class Y Shares                       Contractual     1.75%      July 1, 2012    June 30, 2013
   Investor Class Shares                Contractual     2.00%      July 1, 2012    June 30, 2013
   Institutional Class Shares           Contractual     1.75%      July 1, 2012    June 30, 2013

Invesco Short Term Bond Fund
   Class A Shares                       Contractual     0.56%      June 6, 2011    June 30, 2013
   Class C Shares                       Contractual     0.91%(8)   March 4, 2009   June 30, 2013
   Class R Shares                       Contractual     0.91%      March 4, 2009   June 30, 2013
   Class Y Shares                       Contractual     0.41%      March 4, 2009   June 30, 2013
   Institutional Class Shares           Contractual     0.41%      March 4, 2009   June 30, 2013

Invesco U.S. Government Fund
   Class A Shares                       Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                       Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                       Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R Shares                       Contractual     1.75%      July 1, 2012    June 30, 2013
   Class Y Shares                       Contractual     1.25%      July 1, 2012    June 30, 2013
   Investor Class Shares                Contractual     1.50%      July 1, 2012    June 30, 2013
   Institutional Class Shares           Contractual     1.25%      July 1, 2012    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                             as of July 1, 2012


                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                    ------------ ---------- ----------------- -------------
Invesco Van Kampen Corporate Bond Fund
   Class A Shares                       Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                       Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                       Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R Shares                       Contractual     1.75%     July 1, 2012    June 30, 2013
   Class Y Shares                       Contractual     1.25%     July 1, 2012    June 30, 2013
   Institutional Class Shares           Contractual     1.25%     July 1, 2012    June 30, 2013

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                    ------------ ---------- ----------------- -------------
Invesco Energy Fund
   Class A Shares                       Contractual     2.00%     July 1, 2009    June 30, 2013
   Class B Shares                       Contractual     2.75%     July 1, 2009    June 30, 2013
   Class C Shares                       Contractual     2.75%     July 1, 2009    June 30, 2013
   Class Y Shares                       Contractual     1.75%     July 1, 2009    June 30, 2013
   Investor Class Shares                Contractual     2.00%     July 1, 2009    June 30, 2013
   Institutional Class Shares           Contractual     1.75%     July 1, 2009    June 30, 2013

Invesco Gold & Precious Metals Fund
   Class A Shares                       Contractual     2.00%     July 1, 2009    June 30, 2013
   Class B Shares                       Contractual     2.75%     July 1, 2009    June 30, 2013
   Class C Shares                       Contractual     2.75%     July 1, 2009    June 30, 2013
   Class Y Shares                       Contractual     1.75%     July 1, 2009    June 30, 2013
   Investor Class Shares                Contractual     2.00%     July 1, 2009    June 30, 2013

Invesco Leisure Fund
   Class A Shares                       Contractual     2.00%     July 1, 2009    June 30, 2013
   Class B Shares                       Contractual     2.75%     July 1, 2009    June 30, 2013
   Class C Shares                       Contractual     2.75%     July 1, 2009    June 30, 2013
   Class R Shares                       Contractual     2.25%     July 1, 2009    June 30, 2013
   Class Y Shares                       Contractual     1.75%     July 1, 2009    June 30, 2013
   Investor Class Shares                Contractual     2.00%     July 1, 2009    June 30, 2013

Invesco Technology Fund
   Class A Shares                       Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                       Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                       Contractual     2.75%     July 1, 2012    June 30, 2013
   Class Y Shares                       Contractual     1.75%     July 1, 2012    June 30, 2013
   Investor Class Shares                Contractual     2.00%     July 1, 2012    June 30, 2013
   Institutional Class Shares           Contractual     1.75%     July 1, 2012    June 30, 2013

Invesco Technology Sector Fund
   Class A Shares                       Contractual     2.00%   February 12, 2010 June 30, 2013
   Class B Shares                       Contractual     2.75%   February 12, 2010 June 30, 2013
   Class C Shares                       Contractual     2.75%   February 12, 2010 June 30, 2013
   Class Y Shares                       Contractual     1.75%   February 12, 2010 June 30, 2013

Invesco Utilities Fund
   Class A Shares                       Contractual     1.32%     May 23, 2011    June 30, 2013
   Class B Shares                       Contractual     2.07%     May 23, 2011    June 30, 2013
   Class C Shares                       Contractual     2.07%     May 23, 2011    June 30, 2013
   Class Y Shares                       Contractual     1.07%     May 23, 2011    June 30, 2013
   Investor Class Shares                Contractual     1.32%     May 23, 2011    June 30, 2013
   Institutional Class Shares           Contractual     1.07%     May 23, 2011    June 30, 2013

Invesco Van Kampen American Value Fund
   Class A Shares                       Contractual     1.25%    April 30, 2012   June 30, 2013
   Class B Shares                       Contractual     2.00%    April 30, 2012   June 30, 2013
   Class C Shares                       Contractual     2.00%    April 30, 2012   June 30, 2013
   Class R Shares                       Contractual     1.50%    April 30, 2012   June 30, 2013
   Class Y Shares                       Contractual     1.00%    April 30, 2012   June 30, 2013
   Institutional Class Shares           Contractual     1.00%    April 30, 2012   June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                             as of July 1, 2012


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                     ------------ ---------- ----------------- -------------
Invesco Van Kampen Comstock Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual     2.75%     July 1, 2012    June 30, 2013
   Class R Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     1.75%     July 1, 2012    June 30, 2013
   Institutional Class Shares            Contractual     1.75%     July 1, 2012    June 30, 2013

Invesco Van Kampen Mid Cap Growth Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual     2.75%     July 1, 2012    June 30, 2013
   Class R Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     1.75%     July 1, 2012    June 30, 2013
   Institutional Class Shares            Contractual     1.75%     July 1, 2012    June 30, 2013

Invesco Van Kampen Small Cap Value Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual     2.75%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     1.75%     July 1, 2012    June 30, 2013

Van Kampen Value Opportunities Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual     2.75%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual     2.75%     July 1, 2012    June 30, 2013
   Class R Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     1.75%     July 1, 2012    June 30, 2013
   Institutional Class Shares            Contractual     1.75%     July 1, 2012    June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                     ------------ ---------- ----------------- -------------
Invesco Tax-Free Intermediate Fund
   Class A Shares                        Contractual     1.50%     July 1, 2012    June 30, 2013
   Class A2 Shares                       Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     1.25%     July 1, 2012    June 30, 2013
   Institutional Class Shares            Contractual     1.25%     July 1, 2012    June 30, 2013

Invesco Van Kampen High Yield Municipal
  Fund
   Class A Shares                        Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     1.25%     July 1, 2012    June 30, 2013
   Institutional Class                   Contractual     1.25%     July 1, 2012    June 30, 2013

Invesco Van Kampen Intermediate Term
  Municipal Income Fund
   Class A Shares                        Contractual     0.75%     June 6, 2011    June 30, 2013
   Class B Shares                        Contractual     1.50%     June 6, 2011    June 30, 2013
   Class C Shares                        Contractual     1.50%     June 6, 2011    June 30, 2013
   Class Y Shares                        Contractual     0.50%     June 6, 2011    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                             as of July 1, 2012


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                     ------------ ---------- ----------------- -------------
Invesco Van Kampen Municipal Income Fund
   Class A Shares                        Contractual     0.83%     June 6, 2011    June 30, 2013
   Class B Shares                        Contractual     1.58%     June 6, 2011    June 30, 2013
   Class C Shares                        Contractual     1.58%     June 6, 2011    June 30, 2013
   Class Y Shares                        Contractual     0.58%     June 6, 2011    June 30, 2013

Invesco Van Kampen New York Tax Free
  Income Fund
   Class A Shares                        Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                        Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                        Contractual     1.25%     July 1, 2012    June 30, 2013

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

                                                             as of July 1, 2012


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

                         SHORT-TERM INVESTMENTS TRUST

                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                     ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class                 Contractual     0.22%(2)   July 1, 2009    December 31, 2012
   Corporate Class                       Contractual     0.17%      July 1, 2009    December 31, 2012
   Institutional Class                   Contractual     0.14%      July 1, 2009    December 31, 2012
   Personal Investment Class             Contractual     0.69%(2)   July 1, 2009    December 31, 2012
   Private Investment Class              Contractual     0.44%(2)   July 1, 2009    December 31, 2012
   Reserve Class                         Contractual     1.01%(2)   July 1, 2009    December 31, 2012
   Resource Class                        Contractual     0.30%(2)   July 1, 2009    December 31, 2012

Government TaxAdvantage Portfolio
   Cash Management Class                 Contractual     0.22%(2)   July 1, 2009    December 31, 2012
   Corporate Class                       Contractual     0.17%      July 1, 2009    December 31, 2012
   Institutional Class                   Contractual     0.14%      July 1, 2009    December 31, 2012
   Personal Investment Class             Contractual     0.69%(2)   July 1, 2009    December 31, 2012
   Private Investment Class              Contractual     0.39%(2)   July 1, 2009    December 31, 2012
   Reserve Class                         Contractual     1.01%(2)   July 1, 2009    December 31, 2012
   Resource Class                        Contractual     0.30%(2)   July 1, 2009    December 31, 2012

Liquid Assets Portfolio
   Cash Management Class                 Contractual     0.22%(2)   July 1, 2009    December 31, 2012
   Corporate Class                       Contractual     0.17%      July 1, 2009    December 31, 2012
   Institutional Class                   Contractual     0.14%      July 1, 2009    December 31, 2012
   Personal Investment Class             Contractual     0.69%(2)   July 1, 2009    December 31, 2012
   Private Investment Class              Contractual     0.44%(2)   July 1, 2009    December 31, 2012
   Reserve Class                         Contractual     1.01%(2)   July 1, 2009    December 31, 2012
   Resource Class                        Contractual     0.34%      July 1, 2009    December 31, 2012

STIC Prime Portfolio
   Cash Management Class                 Contractual     0.22%(2)   July 1, 2009    December 31, 2012
   Corporate Class                       Contractual     0.17%      July 1, 2009    December 31, 2012
   Institutional Class                   Contractual     0.14%      July 1, 2009    December 31, 2012
   Personal Investment Class             Contractual     0.69%(2)   July 1, 2009    December 31, 2012
   Private Investment Class              Contractual     0.44%(2)   July 1, 2009    December 31, 2012
   Reserve Class                         Contractual     1.01%(2)   July 1, 2009    December 31, 2012
   Resource Class                        Contractual     0.30%(2)   July 1, 2009    December 31, 2012

Tax-Free Cash Reserve Portfolio(3)
   Cash Management Class                 Contractual     0.33%(2)   July 1, 2009    December 31, 2012
   Corporate Class                       Contractual     0.28%      July 1, 2009    December 31, 2012
   Institutional Class                   Contractual     0.25%      July 1, 2009    December 31, 2012
   Personal Investment Class             Contractual     0.80%(2)   July 1, 2009    December 31, 2012
   Private Investment Class              Contractual     0.50%(2)   July 1, 2009    December 31, 2012
   Reserve Class                         Contractual     1.12%(2)   July 1, 2009    December 31, 2012
   Resource Class                        Contractual     0.41%(2)   July 1, 2009    December 31, 2012

Treasury Portfolio
   Cash Management Class                 Contractual     0.22%(2)   July 1, 2009    December 31, 2012
   Corporate Class                       Contractual     0.17%      July 1, 2009    December 31, 2012
   Institutional Class                   Contractual     0.14%      July 1, 2009    December 31, 2012
   Personal Investment Class             Contractual     0.69%(2)   July 1, 2009    December 31, 2012
   Private Investment Class              Contractual     0.44%(2)   July 1, 2009    December 31, 2012
   Reserve Class                         Contractual     1.01%(2)   July 1, 2009    December 31, 2012
   Resource Class                        Contractual     0.30%(2)   July 1, 2009    December 31, 2012

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                             as of July 1, 2012


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- ----------------- --------------
Invesco V.I. Balanced-Risk Allocation Fund(1)
   Series I Shares                             Contractual     0.72%     May 15, 2012    June 30, 2013

   Series II Shares                            Contractual     0.97%     May 15, 2012    June 30, 2013

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual     1.30%    January 1, 2005  April 30, 2013

   Series II Shares                            Contractual     1.45%    January 1, 2005  April 30, 2013

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual     0.77%     July 1, 2012    April 30, 2013

   Series II Shares                            Contractual     1.02%     July 1, 2012    April 30, 2013

Invesco V.I. Diversified Income Fund
   Series I Shares                             Contractual     0.75%     July 1, 2005    April 30, 2013

   Series II Shares                            Contractual     1.00%     July 1, 2005    April 30, 2013

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2013

   Series II Shares                            Contractual     2.25%     July 1, 2012    June 30, 2013

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual     2.25%     July 1, 2012    June 30, 2013

   Series II Shares                            Contractual     2.50%     July 1, 2012    June 30, 2013

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual     1.30%    April 30, 2004   April 30, 2013

   Series II Shares                            Contractual     1.45%    April 30, 2004   April 30, 2013

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual     1.30%    April 30, 2004   April 30, 2013

   Series II Shares                            Contractual     1.45%    April 30, 2004   April 30, 2013

Invesco V.I. Government Securities Fund
   Series I Shares                             Contractual     0.70%     July 1, 2012    April 30, 2013

   Series II Shares                            Contractual     0.95%     July 1, 2012    April 30, 2013

Invesco V.I. High Yield Fund
   Series I Shares                             Contractual     0.80%      May 2, 2011    June 30, 2013

--------
/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                             as of July 1, 2012


                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
   Series II Shares                              Contractual     1.05%          May 2, 2011  June 30, 2013

Invesco V.I. High Yield Securities Fund
   Series I Shares                               Contractual     1.50%      July 1, 2012    June 30, 2013

   Series II Shares                              Contractual     1.75%      July 1, 2012    June 30, 2013

Invesco V.I. International Growth Fund
   Series I Shares                               Contractual     2.25%      July 1, 2012    June 30, 2013

   Series II Shares                              Contractual     2.50%      July 1, 2012    June 30, 2013

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                               Contractual     1.30%   September 10, 2001 April 30, 2013

   Series II Shares                              Contractual     1.45%   September 10, 2001 April 30, 2013

Invesco V.I. Money Market Fund
   Series I Shares                               Contractual     1.30%    January 1, 2005   April 30, 2013

   Series II Shares                              Contractual     1.45%    January 1, 2005   April 30, 2013

Invesco V.I. S&P 500 Index Fund
   Series I Shares                               Contractual     2.00%      July 1, 2012    June 30, 2013

   Series II Shares                              Contractual     2.25%      July 1, 2012    June 30, 2013

Invesco V.I. Small Cap Equity Fund
   Series I Shares                               Contractual     1.15%      July 1, 2005    April 30, 2013

   Series II Shares                              Contractual     1.40%      July 1, 2005    April 30, 2013

Invesco V.I. Technology Fund
   Series I Shares                               Contractual     1.30%     April 30, 2004   April 30, 2013

   Series II Shares                              Contractual     1.45%     April 30, 2004   April 30, 2013

Invesco V.I. Utilities Fund
   Series I Shares                               Contractual     2.00%      May 1, 2012     June 30, 2013

   Series II Shares                              Contractual     2.25%      May 1, 2012     June 30, 2013

Invesco Van Kampen V.I. American Franchise Fund
   Series I Shares                               Contractual     0.90%      July 1, 2012    June 30, 2014

   Series II Shares                              Contractual     1.15%      July 1, 2012    June 30, 2014

Invesco Van Kampen V.I. Comstock Fund
   Series I Shares                               Contractual     0.72%      July 1, 2012    April 30, 2013

   Series II Shares                              Contractual     0.97%      July 1, 2012    April 30, 2013

Invesco Van Kampen V.I. Equity and Income Fund
   Series I Shares                               Contractual     1.50%      July 1, 2012    June 30, 2013

   Series II Shares                              Contractual     1.75%      July 1, 2012    June 30, 2013

                                                             as of July 1, 2012


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                              ------------ ---------- ----------------- --------------
Invesco Van Kampen V.I. Growth and Income Fund
   Series I Shares                                Contractual     0.72%     July 1, 2012    April 30, 2013

   Series II Shares                               Contractual     0.97%     July 1, 2012    April 30, 2013

Invesco Van Kampen V.I. Mid Cap Growth Fund
   Series I Shares                                Contractual     1.09%     July 1, 2012    June 30, 2014

   Series II Shares                               Contractual     1.34%     July 1, 2012    June 30, 2014

Invesco Van Kampen V.I. Mid Cap Value Fund
   Series I Shares                                Contractual     2.00%     July 1, 2012    June 30, 2013

   Series II Shares                               Contractual     2.25%     July 1, 2012    June 30, 2013

Invesco Van Kampen V.I. Value Opportunities Fund
   Series I Shares                                Contractual     1.30%    January 1, 2005  April 30, 2013

   Series II Shares                               Contractual     1.45%    January 1, 2005  April 30, 2013